Exploration for and evaluation of oil and natural gas resources (Tables)	12 Months Ended
Dec. 31, 2018
Exploration For And Evaluation Of Mineral Resources [Abstract]
Detailed information about exploration and evaluation assets

			$ million
	2018	2017	2016
Exploration and evaluation costs
Exploration expenditure written off[a]	1,085	1,603	1,274
Other exploration costs	360	477	447
Exploration expense for the year	1,445	2,080	1,721
Impairment losses	137	—	62
Intangible assets – exploration and appraisal expenditure[b]	15,989	17,026	16,960
Liabilities	60	82	102
Net assets	15,929	16,944	16,858
Cash used in operating activities	360	477	447
Cash used in investing activities	1,119	1,901	2,920
[a] 2018 includes $447 million in the deepwater Gulf of Mexico principally relating to licence expiries. 2017 included a write-off in Angola of $574 million in relation to licence relinquishment, and Egypt of $208 million following a determination that no commercial hydrocarbons had been found. 2017 also included a $145-million write-off in relation to the value ascribed to certain licences in the deepwater Gulf of Mexico as part of the accounting for the acquisition of upstream assets from Devon Energy in 2011. 2016 included a $601-million write-off in Brazil relating to the BM-C-34 licence and various write-offs in the Gulf of Mexico totalling $611 million and India totalling $216 million, partially offset by a write-back of $319 million in India relating to block KG D6 as a result of increased confidence in the progress of the projects. An impairment reversal of $234 million was also recorded in 2016 in relation to KG D6 in India. For further information see Upstream – Exploration on page 25.
[b] 2018 includes $2.3 billion relating to licences in the Gulf of Mexico that have expired and approximately $1.6 billion relating to certain licences elsewhere that are due to expire in the next financial year. BP remains committed to developing these prospects. See Note 1 for further information

Summary of exploration for an evaluation of oil and natural gas resources
The carrying amount, by location, of exploration and appraisal expenditure capitalized as intangible assets at 31 December 2018 is shown in the table below.

Carrying amount	Location
$1 - 2 billion	Angola; India; Egypt; Middle East
$2 - 3 billion	US - Gulf of Mexico; Canada; Brazil

						$ million
			2018			2017
	Exploration and appraisal expenditure[a]	Other intangibles	Total	Exploration and appraisal expenditure[a]	Other intangibles	Total
Cost
At 1 January	17,886	4,488	22,374	18,524	4,035	22,559
Exchange adjustments	—	(128)	(128)	—	197	197
Acquisitions	—	25	25	—	41	41
Additions	1,095	318	1,413	2,128	310	2,438
Transfers to property, plant and equipment	(901)	—	(901)	(451)	—	(451)
Deletions	(1,027)	(199)	(1,226)	(2,315)	(95)	(2,410)
At 31 December	17,053	4,504	21,557	17,886	4,488	22,374
Amortization
At 1 January	860	3,159	4,019	1,564	2,812	4,376
Exchange adjustments	—	(77)	(77)	—	107	107
Charge for the year	1,085	326	1,411	1,603	335	1,938
Impairment losses	137	—	137	—	—	—
Deletions	(1,018)	(199)	(1,217)	(2,307)	(95)	(2,402)
At 31 December	1,064	3,209	4,273	860	3,159	4,019
Net book amount at 31 December	15,989	1,295	17,284	17,026	1,329	18,355
Net book amount at 1 January	17,026	1,329	18,355	16,960	1,223	18,183
[a] For further information see Intangible assets within Note 1 and Note 8.